UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

March 17, 2022

Date of Report (Date of earliest event reported)

HTG Molecular Diagnostics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37369	86-0912294
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3430 E. Global Loop Tucson, AZ	85706
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (877) 289-2615

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	HTGM	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02 Unregistered Sales of Equity Securities.

The information contained in Item 8.01 of this Current Report on Form 8-K with respect to the issuance of the securities in the Private Placement (defined below) is incorporated by reference under this Item 3.02.

Item 7.01Regulation FD Disclosure.

Included as Exhibit 99.1 to this Current Report on Form 8-K is a copy of the current corporate presentation of HTG Molecular Diagnostics, Inc., a Delaware corporation (the “Company”). The information in this Item 7.01 and Exhibit 99.1 are being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act.

Item 8.01 Other Events.

On March 17, 2022, the Company entered into a Securities Purchase Agreement (the “Purchase Agreement”) with an investor (the “Purchaser”) providing for the private placement (the “Private Placement”) to the Purchaser of 3,244,987 units (collectively, the “Units”), each Unit consisting of (i) one share of the Company’s common stock, par value $0.001 per share (“Common Stock”) (or, in lieu thereof, one pre-funded warrant to purchase one share of Common Stock (the “Pre-Funded Warrants”)), (ii) one warrant to purchase one share of Common Stock with a term of 24 months from the issuance date (the “24-Month Common Warrant”) and (iii) one warrant to purchase one share of Common Stock with a term of 66 months from the issuance date (the “66-Month Common Warrant” and together with the 24-Month Common Warrant, the “Common Warrants” and together with the Pre-Funded Warrants, the “Warrants”), for an aggregate purchase price of approximately $7.5 million (or $2.312 per unit, less $0.001 per Pre-Funded Warrant purchased in lieu of a share of Common Stock). The closing of the Private Placement occurred on March 21, 2022 (the “Closing”).

Each Pre-Funded Warrant has an exercise price of $0.001 per share of Common Stock, is immediately exercisable, may be exercised at any time, has no expiration date and is subject to customary adjustments. The Pre-Funded Warrants may not be exercised if the aggregate number of shares of Common Stock beneficially owned by the holder thereof would exceed 9.99% immediately after exercise thereof.

Each Common Warrant has an exercise price of $2.062 per share, becomes exercisable six months following the Closing, and is subject to customary adjustments. The Common Warrants may not be exercised if the aggregate number of shares of the Common Stock beneficially owned by the holder thereof would exceed 4.99% immediately after exercise thereof, which ownership cap may be increased by the holder up to 9.99% upon 61 days’ prior notice.

The Company intends to use the net proceeds from the Private Placement for working capital and general corporate purposes.

The securities issued to the Purchaser under the Purchase Agreement were offered in reliance on an exemption from registration provided by Section 4(a)(2) of the Securities Act and Rule 506 of Regulation D promulgated thereunder. The Company relied on this exemption from registration based in part on representations made by the Purchaser, including that the Purchaser is an “accredited investor”, as defined in Rule 501(a) promulgated under the Securities Act.

Cantor Fitzgerald & Co. served as the placement agent in connection with the Private Placement, and the Company has agreed to pay Cantor Fitzgerald & Co. a fee of approximately $0.3 million plus reimbursement for certain out-of-pocket expenses.

The sale of the securities pursuant to the Purchase Agreement has not been registered under the Securities Act or any state securities laws. The securities may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. Neither this Current Report on Form 8-K, nor the exhibits attached hereto, is an offer to sell or the solicitation of an offer to buy the securities described herein or therein.

The Company and the Purchaser also entered into a Registration Rights Agreement, dated March 17, 2022, pursuant to which the Company has agreed to prepare and file a registration statement with the Securities and Exchange Commission no later than 10th calendar day following the date on which the Company files its Annual Report on Form 10-K for the fiscal year ended December 31, 2021, to register the resale of the shares of Common Stock included in the Units and the shares of Common Stock issuable upon exercise of the Warrants.

The foregoing description of the Purchase Agreement, the Pre-Funded Warrants, both forms of Common Warrants and the Registration Rights Agreement is only a summary and is qualified in its entirety by reference to the full text of such documents, which are filed as Exhibits 99.2, 4.1, 4.2, 4.3 and 4.4, respectively, to this Current Report on Form 8-K and are incorporated by reference herein.

On March 18, 2022, the Company issued a press release announcing the Private Placement. A copy of such press release is filed as Exhibit 99.3 to this Current Report on Form 8-K.

Item 9.01Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
4.1	Form of Pre-Funded Warrant
4.2	Form of Common Stock Warrant (24-month term)
4.3	Form of Common Stock Warrant (66-month term)
4.4	Registration Rights Agreement, dated as of March 17, 2022, between HTG Molecular Diagnostics, Inc. and the purchaser party thereto.
99.1	Corporate Presentation of HTG Molecular Diagnostics, Inc.
99.2	Securities Purchase Agreement, dated as of March 17, 2022, between HTG Molecular Diagnostics, Inc. and the purchaser party thereto.
99.3	Press Release dated March 18, 2022
104	The cover page of this report has been formatted in Inline XBR

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HTG Molecular Diagnostics, Inc.

Dated: March 21, 2022	By:	/s/ Shaun D. McMeans
Shaun D. McMeans
SVP and Chief Financial Officer